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                                                                   EXHIBIT 23.6

                          CONSENT OF STANLEY WEINSTEIN

         I hereby consent to the reference to me as a person to be appointed a Director of Internet Financial Services Inc. (the "Company") under the caption "Management" in the Prospectus included in the Company's Registration Statement on Form SB-2.

New York, New York
January 31, 1999

                                             /s/   Stanley Weinstein
                                          --------------------------------
                                                 Stanley Weinstein